Exhibit 10.27

WARRANT AGREEMENT

by and between

NEW MEDIA INVESTMENT GROUP INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as Warrant Agent

Dated as of November 26, 2013

WARRANT AGREEMENT

This WARRANT AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Warrant Agreement”), is entered into as of November 26, 2013, by and between NEW MEDIA INVESTMENT GROUP INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability company, as warrant agent (together with any successor appointed pursuant to Section 21 hereof, the “Warrant Agent”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Plan (as defined below).

WHEREAS, GateHouse Media, Inc. (“GateHouse”) and certain of its subsidiaries (collectively with GateHouse, the “GateHouse Parties”) have pursued certain restructuring transactions (the “Restructuring”) pursuant to a pre-packaged chapter 11 plan (the “Plan”) whereby holders of equity interests in GateHouse (“GateHouse Interests”) received, with respect to their GateHouse Interests, warrants entitling such holders to purchase common stock in the Company (such warrants, “Warrants” and such common stock, “Common Stock”) with ownership interests in reorganized GateHouse;

WHEREAS, the Effective Date of the Plan has occurred (the “Plan Effective Date”);

WHEREAS, the Warrants have been issued pursuant to, and upon the terms and conditions set forth in, the Plan, in an offering in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by section 1145 of the Bankruptcy Code, Section 4(2) of the Securities Act, any other available exemption from registration under the Securities Act, or any applicable state securities or “blue sky” laws;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrants and other matters as provided herein; and

WHEREAS, for purposes of this Warrant Agreement, “person” shall be interpreted broadly to include an individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, national banking association, trust, trustee, unincorporated organization, government, governmental unit, agency, or political subdivision thereof, or other entity.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1 Warrants. Prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below), each holder of a Warrant may, upon satisfaction of the conditions set forth herein, upon exercise of a Warrant, purchase shares of Common Stock up to an amount equal to 1 share for each such Warrant, at a per share exercise price of $46.35.

Section 2 Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as warrant agent for the Company in respect of the Warrants upon the express terms and subject to the conditions set forth herein (and no implied terms), and the Warrant Agent hereby accepts such appointment.

Section 3 Issuance of Warrants. In accordance with Section 6 hereof and the Plan and subject to the next sentence, the Company will cause to be issued to the Depository (as defined below), one or more Global Warrant Certificates (as defined below) evidencing the Warrants. At the election of a holder of Warrants and in lieu of holding Warrants through the Depository, such holder may elect to be issued Warrants by book-entry registration on the books and records of the Warrant Agent (“Book-Entry Warrants”) and such Warrants shall be evidenced by statements issued by the Warrant Agent from time to time to the registered holder of Book-Entry Warrants reflecting such book-entry position (the “Warrant

Statement”). Each Warrant entitles the holder, upon proper exercise and payment of the applicable Exercise Price, to receive from the Company such number of shares of Common Stock for each such Warrant determined pursuant to Section 1 hereof (as may be adjusted pursuant to Section 13 hereof). The shares of Common Stock (as provided pursuant to Section 13 hereof) or other shares of capital stock deliverable upon proper exercise of the Warrants are referred to herein as the “Warrant Shares.” The words “holder” or “holders” as used herein in respect of any Warrants or Warrant Shares shall mean the registered holder or registered holders thereof.

Section 4 Warrant Certificates. Subject to Section 7 hereof, the Warrants shall be issued (a) via book-entry registration on the books and records of the Warrant Agent and evidenced by a Warrant Statement, and/or (b) in the form of one or more global certificates (the “Global Warrant Certificates”), in substantially the form set forth in Exhibit A attached hereto. The Warrant Statements and Global Warrant Certificates may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Warrant Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by (i) in the case of Global Warrant Certificates, the Appropriate Officers (as defined below) executing such Global Warrant Certificates, as evidenced by their execution of the Global Warrant Certificates, or (ii) in the case of Warrant Statements, any Appropriate Officer, and all of which shall be reasonably acceptable to the Warrant Agent. The Global Warrant Certificates shall be deposited on or after the date hereof with, or with the Warrant Agent as custodian for, The Depository Trust Company (the “Depository”) and registered in the name of Cede & Co., as the Depository’s nominee. Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Warrant Agreement.

Section 5 Execution of Warrant Certificates. Global Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer or any Vice President, and by the Secretary or any Assistant Secretary (each, an “Appropriate Officer”). Each such signature upon the Global Warrant Certificates may be in the form of a facsimile or other electronically transmitted signature (including, without limitation, electronic transmission in portable document format (.pdf)) of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Global Warrant Certificates and for that purpose the Company may adopt and use the facsimile or other electronically transmitted signature of any Appropriate Officer who shall have been an Appropriate Officer at the time of entering into this Warrant Agreement. If any Appropriate Officer who shall have signed any of the Global Warrant Certificates shall cease to be such Appropriate Officer before the Global Warrant Certificates so signed shall have been countersigned by the Warrant Agent or delivered by the Company, such Global Warrant Certificates nevertheless may be countersigned and delivered as though such Appropriate Officer had not ceased to be such Appropriate Officer of the Company; and any Global Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Global Warrant Certificate, shall be a proper Appropriate Officer of the Company to sign such Global Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such Appropriate Officer.

Global Warrant Certificates shall be dated as of the date of countersignature by the Warrant Agent and shall represent one or more whole Warrants.

Section 6 Registration and Countersignature. Upon receipt of a written order of the Company, the Warrant Agent, on behalf of the Company, shall (a) register in the Warrant Register (as defined below) the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in this Warrant Agreement and (b) upon receipt of the Global Warrant Certificates duly executed on behalf of the Company, countersign one or more Global Warrant Certificates evidencing Warrants and shall deliver such Global Warrant Certificates to or upon the written order of the Company. Such written order of the Company shall specifically state the number of Warrants that are to be issued as Book-Entry Warrants and the number of Warrants that are to be issued as one or more Global Warrant Certificates. A Global Warrant Certificate shall be, and shall remain, subject to the provisions of this Warrant Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof. Each holder of Warrants shall be bound by all of the terms and provisions of this Warrant Agreement (a copy of which shall be available on request to the Secretary of the Company) as fully and effectively as if such holder had signed the same.

No Global Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Global Warrant Certificate has been countersigned by the manual or facsimile signature of the Warrant Agent. Such signature by the Warrant Agent upon any Global Warrant Certificate executed by the Company shall be conclusive evidence that such Global Warrant Certificate so countersigned has been duly issued hereunder.

The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 7 of this Warrant Agreement, all in form satisfactory to the Company and the Warrant Agent.

Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Warrant Agreement, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Global Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the holder of the Warrant thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

Section 7 Registration of Transfers and Exchanges.

(a) Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein. The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with this Warrant Agreement and the procedures of the Depository therefor.

(b) Exchange of a Beneficial Interest in a Global Warrant Certificate for a Book-Entry Warrant.

(i) Any holder of a beneficial interest in a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Book-Entry Warrant. Upon receipt by the Warrant Agent from the Depository or its nominee of written instructions or such other form of instructions as is customary for the Depository on behalf of any person having a beneficial interest in a Global Warrant Certificate, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by the Book-Entry Warrants to be issued in exchange for the beneficial interest of such person in the Global Warrant Certificate and, following such reduction, the Warrant Agent shall register in the name of the holder a Book-Entry Warrant and deliver to said Warrant holder a Warrant Statement.

(ii) Book-Entry Warrants issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 7(b) shall be registered in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Warrant Statements to the persons in whose names such Warrants are so registered.

(c) Transfer and Exchange of Book-Entry Warrants. Book-Entry Warrants surrendered for exchange or for registration of transfer shall be cancelled by the Warrant Agent. Such cancelled Book-Entry Warrants shall then be disposed of by or at the direction of the Company in accordance with applicable law. When Book-Entry Warrants are presented to or deposited with the Warrant Agent with a written request to:

(i) register the transfer of the Book-Entry Warrants; or

(ii) exchange such Book-Entry Warrants for an equal number of Book-Entry Warrants of other authorized denominations,

then in each case the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Warrant Agent has received a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the holder thereof or by such holder’s attorney, duly authorized in writing.

(d) Exchange or Transfer of a Book-Entry Warrant for a Beneficial Interest in a Global Warrant Certificate. Upon receipt by the Warrant Agent of appropriate written instruments of transfer with respect to a Book-Entry Warrant, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Book-Entry Warrant (such instruments of transfer and instructions to be duly executed by the holder thereof or the duly appointed legal representative thereof or the attorney thereof, duly authorized in writing, such signatures to be guaranteed by an eligible guarantor institution to the extent required by the Warrant Agent or the Depository), then the Warrant Agent shall cancel such Book-Entry Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, the Company shall issue, and the Warrant Agent shall countersign, a new Global Warrant Certificate representing the appropriate number of Warrants.

(e) Restrictions on Transfer and Exchange of Global Warrant Certificates. Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in Section 7(f)), unless and until it is exchanged in whole for a Book-Entry Warrant, a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(f) Book-Entry Warrants. If at any time:

(i) the Depository for the Global Warrant Certificates notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrant Certificates and a successor Depository for the Global Warrant Certificates is not appointed by the Company within ninety (90) days after delivery of such notice; or

(ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that all Warrants shall be exclusively in the form of Book-Entry Warrants, then the Warrant Agent, upon written instructions signed by an Appropriate Officer of the Company and all other necessary information, shall register Book-Entry Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates, in such names and in such amounts as directed by the Depository or, in the absence of instructions from the Depository, the Company.

(g) Cancellation of Global Warrant Certificate. At such time as all beneficial interests in Global Warrant Certificates have either been exchanged for Book-Entry Warrants, redeemed, repurchased or cancelled, all Global Warrant Certificates shall be returned to, or cancelled and retained pursuant to applicable law by, the Warrant Agent.

(h) Obligations with Respect to Transfers and Exchanges of Warrants.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign Global Warrant Certificates and the Warrant Agent is hereby authorized to register Book-Entry Warrants, in accordance with the provisions of Section 4 and Section 5 hereof and this Section 7 and for the purpose of any distribution of additional Global Warrant Certificates contemplated by Section 13 hereof.

(ii) All Book-Entry Warrants and Global Warrant Certificates issued upon any registration of transfer or exchange of Book-Entry Warrants or Global Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Book-Entry Warrants or Global Warrant Certificates surrendered upon such registration of transfer or exchange.

(iii) So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the sole owner or holder of the Warrants represented by such Global Warrant Certificate for all purposes under this Warrant Agreement. Except as provided in Section 7(b) and Section 7(f) hereof upon the exchange of a beneficial interest in a Global Warrant Certificate for a Book-Entry Warrant, owners of beneficial interests in a Global Warrant Certificate will not be entitled to have any Warrants registered in their names, and will not receive or be entitled to receive physical delivery of any such Warrants and will not be considered the owners or holders thereof under the Warrants or this Warrant Agreement. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair the operation of customary practices of the Depository governing the exercise of the rights of a holder of a beneficial interest in a Global Warrant Certificate.

(iv) Subject to Section 7(b), Section 7(c) and Section 7(d) hereof and this Section 7(h), the Warrant Agent shall, upon receipt of all information required to be delivered hereunder, from time to time register the transfer of any Book-Entry Warrants in the Warrant Register and the transfer of any Global Warrant Certificates in the Warrant Register, upon surrender of the Global Warrant Certificates representing such Warrants at the Warrant Agent Office referred to in Section 22 hereof (the “Warrant Agent Office”), duly endorsed, and accompanied by a completed form of assignment (or with respect to a Book-Entry Warrant, only such completed form of assignment), duly signed by the holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by an eligible guarantor institution to the extent required by the Warrant Agent or the Depository.

Upon any such registration of transfer, a new Global Warrant Certificate or a Warrant Statement, as the case may be, shall be issued to the transferee.

Section 8 Acknowledgment; Securities Law Compliance. Each Warrant holder, by its acceptance of any Warrant under this Warrant Agreement, acknowledges and agrees that the Warrants were issued, and the Warrant Shares issuable upon exercise thereof shall be issued, pursuant to an exemption from the registration requirement of Section 5 of the Securities Act provided by Section 1145 of the Bankruptcy Code, and to the extent that a Warrant holder (or holder of Warrant Shares) is an “underwriter” as defined in Section 1145(b)(1) of the Bankruptcy Code, such holder may not be able to sell or transfer any Warrants or Warrant Shares in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder.

Section 9 Terms of Warrants; Exercise of Warrants.

(a) Subject to the terms of this Warrant Agreement, each Warrant holder shall have the right, which may be exercised at any time, and from time to time, in whole or in part, during the period commencing on the date of original issuance of the Global Warrant Certificates pursuant to the terms of this Warrant Agreement and ending at 5:00 p.m. New York City time, on the tenth anniversary of the Plan Effective Date (the “Expiration Date”), to properly exercise each Warrant and receive from the Company the number of Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the aggregate Exercise Price then in effect for such Warrant Shares.

(b) Subject to the adjustments set forth in Section 13, each Warrant, when exercised, will entitle the holder thereof to purchase such number of shares of Common Stock for each such Warrant as set forth in Section 1 hereof at the Exercise Price then in effect as set forth in Section 1 (as may be adjusted pursuant to Section 13 hereof). Each Warrant not exercised pursuant to this Warrant Agreement prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Warrant Agreement shall cease as of such time.

(c) The holder of Warrants may, until 5:00 p.m., New York City time, on the Expiration Date, exercise, in whole or in part, at any time or from time to time, such holder’s right to purchase Warrant Shares by:

(i) providing written notice of such election (a “Warrant Exercise Notice”) to exercise the Warrants to the Company and Warrant Agent at the Warrant Agent Office, by overnight courier no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be in the form of an election to purchase Warrant Shares substantially in the form set forth either (x) in Exhibit B-1 hereto, properly completed and executed by the holder, provided that such written notice may only be submitted by a holder with respect to Book-Entry Warrants; or (y) in Exhibit B-2 hereto, properly completed and executed by the holder, provided that such written notice may only be submitted with respect to Warrants held through the book-entry facilities of the Depository, by or through persons that are direct participants in the Depository;

(ii) delivering no later than 5:00 p.m., New York City time, on the business day immediately prior to the applicable Settlement Date (as defined below), such Warrants to the Warrant Agent by book-entry transfer through the facilities of the Depository, if such Warrants are represented by a Global Warrant Certificate; and

(iii) paying the applicable aggregate Exercise Price for the Warrant Shares thereby purchased (the “Exercise Amount”), together with all applicable taxes and charges, by having the Company withhold, from the shares of Common Stock that would otherwise be delivered to such holder of Warrants upon such exercise, Warrant Shares issuable upon exercise of the Warrants so exercised equal in value to the aggregate Exercise Price as to such Warrant Shares, based on the market price of the Common Stock on the trading day on which such Warrants are exercised and the Warrant Exercise Notice is delivered to the Warrant Agent pursuant to this Section 9. For the avoidance of doubt, if Warrants are exercised such that the Exercise Price would exceed the value of the Warrant Shares issuable upon exercise, no amount shall be due and payable by the holder of Warrants to the Company. The date three business days after a Warrant Exercise Notice is delivered is referred to for all purposes under this Warrant Agreement as the “Settlement Date”.

(d) To the extent a Warrant Exercise Notice is delivered in respect of a Warrant prior to 5:00 p.m., New York City time, on the Expiration Date, but the deliveries and payments specified in Section 9(c)(ii) and Section 9(c)(iii) above are effected after the Expiration Date but no later than 5:00 p.m., New York City time, on the Settlement Date, the Warrants shall be nonetheless deemed exercised prior to 5:00 p.m., New York City time, on the Expiration Date for the purposes of this Warrant Agreement.

(e) Any exercise of a Warrant pursuant to the terms of this Warrant Agreement shall be irrevocable and shall constitute a binding agreement between the holder and the Company, enforceable in accordance with its terms; provided that a holder may condition its exercise of a Warrant on the consummation of a Reorganization Event (as defined below).

(f) The Warrant Agent shall:

(i) examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of holders to ascertain whether, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms;

(ii) where a Warrant Exercise Notice or other document appears on its face to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrant exists, the Warrant Agent shall endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

(iii) inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems relating to the Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;

(iv) advise the Company, no later than three (3) business days after receipt of a Warrant Exercise Notice, of (x) the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms and conditions of this Warrant Agreement, (y) the instructions with respect to delivery of the Warrant Shares, subject to the timely receipt from the Depository of the necessary information, and (z) such other information as the Company shall reasonably require; and

(v) subject to the Warrant Shares being made available to the Warrant Agent by or on behalf of the Company for delivery to the Depository, liaise with the Depository and endeavor to effect such delivery to the relevant accounts at the Depository in accordance with its requirements.

(g) All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant exercise shall be reasonably determined by the Company in good faith, which determination shall be final and binding. The Warrant Agent shall incur no liability for or in respect of and, except to the extent such liability arises from the Warrant Agent’s gross negligence, willful misconduct or bad faith (each as determined by a final, non appealable order of a court of competent jurisdiction), shall be indemnified and held harmless by the Company for acting or refraining from acting upon, or as a result of, such determination by the Company. The Company reserves the right to reject any and all Warrant Exercise Notices not in proper form. Such determination by the Company shall be final and binding on the holders, absent manifest error. Moreover, the Company reserves the absolute right to waive any of the conditions to the exercise of Warrants or defects in Warrant Exercise Notices with regard to any particular exercise of Warrants. The Company shall be under no duty to give notice to the holders of the Warrants of any irregularities in any exercise of Warrants, nor shall it incur any liability for the failure to give such notice.

(h) As soon as reasonably practicable after the exercise of any Warrant, the Company shall issue, or otherwise deliver, in authorized denominations to or upon the order of the holder of such Warrant either:

(i) if such holder holds the Warrants being exercised through the Depository’s book-entry transfer facilities, by same-day or next-day credit to the Depository for the account of such holder or for the account of a participant in the Depository, the number of Warrant Shares to which such holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such holder or by the direct participant in the Depository through which such holder is acting; or

(ii) if such holder holds the Warrants being exercised in the form of Book-Entry Warrants, a book-entry interest in the Warrant Shares registered on the books of the Company’s stock transfer agent (the “Transfer Agent”) or, at the Company’s option, by delivery to the address designated by such holder in its Warrant Exercise Notice of a physical certificate or certificates representing the number of Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder. Such Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the close of business on the date of the delivery thereof.

Warrants shall be exercisable during the period provided for in Section 9(a) at the election of the holder thereof, either as an entirety or from time to time for a portion of the number of Warrant Shares issuable upon exercise of such Warrants. If less than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to 5:00 p.m., New York City time, on the Expiration Date, a new Global Warrant Certificate(s) shall be issued for the remaining number of Warrants evidenced by the Global Warrant Certificate so surrendered, and the Warrant Agent is hereby authorized to countersign the new Global Warrant Certificate(s) pursuant to the provisions of Section 6 hereof and this Section 9. The person in whose name any certificate or certificates for the Warrant Shares are to be issued (or such Warrant Shares are to be registered, in the case of a book-entry transfer) upon exercise of a Warrant shall be deemed to have become the holder of record of such Warrant Shares on the date such Warrant Exercise Notice is delivered.

(i) For purposes of this Warrant Agreement, a “business day” means any day other than a Saturday, Sunday or a day on which banking institutions in New York City are authorized or obligated by law, regulation or executive order to close or remain closed. In accordance with Section 15 hereof, no fractional shares shall be issued upon exercise of any Warrants.

(j) All Global Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Global Warrant Certificates shall then be disposed of by or at the direction of the Company in accordance with applicable law. The Warrant Agent shall (x) advise an authorized representative of the Company as directed by the Company by the end of each day on which Warrants were exercised, of (i) the number of shares of Warrant Shares issued upon exercise of a Warrant, (ii) the delivery of Global Warrant Certificates evidencing the balance, if any, of the shares of Common Stock issuable after such exercise of the Warrant and (iii) such other information as the Company shall reasonably require and (y) concurrently pay to the Company all funds received by the Warrant Agent in payment of the aggregate Exercise Price. The Warrant Agent shall confirm such information to the Company in writing.

(k) The Warrant Agent shall keep copies of this Warrant Agreement and any notices given or received hereunder, and provide, at the Company’s expense, copies thereof to any registered holder of the Warrants requesting, in writing, such copy prior to 5:00 p.m., New York City time, on the Expiration Date. The Company shall supply the Warrant Agent from time to time with such number of copies of this Warrant Agreement as the Warrant Agent may reasonably request.

Section 10 Payment of Taxes. No service charge shall be made to any holder of a Warrant for any exercise, exchange or registration of transfer of Warrants. Neither the Company nor the Warrant Agent shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of Warrant Shares or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant surrendered upon the exercise of a Warrant, and the Company and the Warrant Agent shall not be required to issue or deliver such Warrant Shares or the certificates representing the Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

Section 11 Mutilated or Missing Warrant Certificates. The Company may issue and the Warrant Agent shall countersign, upon evidence satisfactory to the Company and the Warrant Agent of the loss, theft, mutilation or destruction of the Global Warrant Certificate in lieu of the Global Warrant Certificate, a new warrant certificate of like tenor and amount in the place of any Global Warrant Certificate theretofore issued by it, alleged to have been lost, stolen, mutilated or destroyed, and the Company and the Warrant Agent may require the owner of the lost, stolen, mutilated or destroyed certificate, or such owner’s legal representative, to give the Company and the Warrant Agent a bond sufficient to indemnify them against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Global Warrant Certificate or the issuance of such new certificate.

Section 12 Issuance of Common Stock.

The Company covenants that all shares of Common Stock that may be issued upon exercise of Warrants will be, upon payment of the aggregate Exercise Price and issuance thereof, duly authorized, validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof (other than any liens, charges and security interests created by the Warrant holder or the person to which the shares of Common Stock are to be issued).

Section 13 Adjustments. The number of shares of Common Stock for which a Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 13.

(a) Stock Dividends, Subdivisions, Combinations, Recapitalizations and Reclassification.

(i) If at any time the Company shall: (A) pay a dividend on its Common Stock (or make some other distribution on its Common Stock) consisting of shares of Common Stock, (B) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (C) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock or other shares of capital stock for which a Warrant is exercisable shall be adjusted so that the holder of each Warrant shall be entitled upon exercise to receive the number of shares of Common Stock or other shares of capital stock that such Warrant holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor). An adjustment made pursuant to this Section 13(a) shall become effective immediately upon and contemporaneously with the effectiveness of such event.

(ii) Whenever the number of shares of Common Stock purchasable upon the exercise of any Warrant is adjusted as herein provided in Section 13(a), the Exercise Price shall be adjusted to equal (A) the Exercise Price immediately prior to such adjustment multiplied by the number of shares of Common Stock for which a Warrant is exercisable immediately prior to such adjustment divided by (B) the number of shares of Common Stock for which a Warrant is exercisable immediately after such adjustment.

(b) Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Shares for which a Warrant is exercisable and the Exercise Price provided for in this Section 13:

(i) When Adjustments to Be Made. The adjustments required by this Section 13 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. All calculations shall be made to the nearest cent and to the nearest one-thousandth of a share, as the case may be.

(ii) Fractional Interests. In computing adjustments pursuant to this Section 13 (but subject to Section 15), fractional interests in Common Stock shall be taken into account to the nearest 1/1000th of a share.

(iii) Adjustments Not Made as of Settlement Date. If the adjustments required by this Section 13 have not been made by the Settlement Date, and the shares to be received by a Warrant holder on settlement are not entitled to participate in the relevant distribution or transaction (because they were not held on a related record date or otherwise), then the Company will adjust the number of shares that the Company will deliver to such Warrant holder in respect of the relevant date to reflect the relevant distribution or transaction.

(iv) When No Adjustment Required. No other adjustments are required to be made under this Section 13 other than as expressly specified herein, including the amount of any dividend or distribution in cash or other assets other than Common Stock or any issuance of Common Stock or other interests exchangeable for or convertible into Common Stock.

(c) Reorganization, Reclassification, Merger or Consolidation of the Company.

(i) If a Reorganization Event shall occur, as a condition to the consummation of such Reorganization Event, effective provisions shall be made in the certificate of incorporation or articles of incorporation of the continuing or surviving or acquiring or resulting entity, or in any contract or agreement providing for such Reorganization Event, so that so long as any Warrant remains outstanding, each Warrant, upon the exercise thereof at any time after the consummation of such Reorganization Event, shall be exercisable into (at an initial Exercise Price equal to the Exercise Price in effect immediately prior to such Reorganization Event), in lieu of the Warrant Shares issuable upon such exercise prior to such consummation, solely the amount of cash, securities or other property (“Substituted Property”) receivable pursuant to such Reorganization Event by a holder of the number of shares of Warrant Shares for which a Warrant is exercisable immediately prior to the effective time of such Reorganization Event assuming such holder of Warrant Shares did not exercise its rights of election, if any, as to the kind or amount of Substituted Property receivable upon such Reorganization Event (provided that, if the kind or amount of Substituted Property receivable upon such Reorganization Event is not the same for each share of Warrant Shares in respect of which such rights of election shall not have been exercised (“nonelecting share”), then for the purposes of this Section 13(c)(i) the kind and amount of Substituted Property receivable upon such Reorganization Event for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the electing shares). The provisions set forth herein providing for adjustments and otherwise for the protection of the holders of Warrants shall thereafter continue to be applicable on an as nearly equivalent basis as may be practicable and any such continuing or surviving or acquiring or resulting entity shall expressly assume all of the obligations of the Company set forth herein to the extent applicable.

(ii) For purposes hereof, a “Reorganization Event” shall mean any transaction which the Company enters into constituting (i) a consolidation, merger, share exchange or similar transaction of the Company with or into another person pursuant to which the Common Stock is changed into, converted into or exchanged for cash, securities or other property (whether of the Company or another person); (ii) a reorganization, recapitalization or reclassification or similar transaction in which the Common Stock is exchanged for securities other than Common Stock (other than in circumstances covered by Section 13(a)); or (iii) a statutory exchange of the outstanding shares of Common Stock for securities of another person (other than in connection with a consolidation, merger, share exchange or other similar transaction).

Section 14 Priority Adjustments, Further Actions. If any single action would require adjustment of the Exercise Price pursuant to more than one subsection of Section 13 hereof, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest, relative to the rights and interests of the holders of the Warrants then outstanding, absolute value.

Section 15 Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of the Warrants, such that the number of shares of Common Stock to be issued shall be rounded down to the nearest whole number. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock that shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all of the Warrants so presented.

Section 16 Warrant Holders not Stockholders. Nothing contained in this Warrant Agreement or in any of the Global Warrant Certificates shall be construed as conferring upon the holders of any Warrant (solely in its capacity as a holder of a Warrant) (i) the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter for which stockholders are entitled to vote or to attend any such meetings or any other proceedings of the holders of Common Stock; (ii) without limiting the provisions of Section 13 hereof, the right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders of Common Stock prior to, or for which the relevant record date precedes, the date of the exercise of such Warrant; or (iii) any other rights whatsoever as stockholders of the Company. The Warrant Agent shall have no duty to monitor or enforce compliance with this provision.

Section 17 No Redemption. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

Section 18 Merger, Consolidation or Change of Name of Warrant Agent. Any person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any person succeeding to all or substantially all of the corporate trust or agency business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto. If, at the time such successor to the Warrant Agent by merger or consolidation succeeds to the agency created by this Warrant Agreement, any of the Global Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if, at that time any of the Global Warrant Certificates shall not have been countersigned, any such successor to the Warrant Agent may countersign such Global Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Global Warrant Certificates shall have the full force and effect provided in the Global Warrant Certificates in this Warrant Agreement. If at any time the name of the Warrant Agent shall be changed and at such time any of the Global Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Global Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Global Warrant Certificates either in its prior name or in its changed name; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Warrant Agreement.

Section 19 Warrant Agent The Warrant Agent undertakes only the duties and obligations expressly imposed by this Warrant Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

(a) The Warrant Agent may rely conclusively and shall be protected in acting upon any order, judgment, instruction, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by or who may be an employee of the Warrant Agent or one of its affiliates), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability and of information therein contained) which is believed by the Warrant Agent, in good faith, to be genuine and to be signed or presented by the proper person or persons as set forth in Section 19(d).

(b) The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred.

(c) The statements contained herein and in the Global Warrant Certificates shall be deemed to be statements of the Company only. The Warrant Agent assumes no responsibility for the correctness of any of the same and shall not be required to verify the same.

(d) Whenever in the performance of its duties under this Warrant Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a certificate signed by the Company’s Chairman of the Board, Chief Executive Officer, President or any Vice President and delivered to the Warrant Agent; and in reliance upon such certificate, the Warrant Agent shall take any action or omit to take any action authorized under the provisions of this Warrant Agreement. In the event the Warrant Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, or is uncertain of any action to take hereunder, the Warrant Agent, may, following prior written notice to the Company, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any other person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Warrant Agent.

(e) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Warrant Agreement (including, without limitation, any adjustment of the Exercise Price pursuant to Section 13 hereof, the authorization or reservation of shares of Common Stock pursuant to Section 12 hereof, and the due execution and delivery by the Company of this Warrant Agreement or any Global Warrant Certificate) or in the Global Warrant Certificates to be complied with by the Company.

(f) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company or an employee of the Warrant Agent) and the Warrant Agent shall incur no liability or responsibility to the Company or any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder and in accordance with the opinion or the advice of such counsel.

(g) The Warrant Agent shall incur no liability or responsibility for any action taken in reliance on any Global Warrant Certificate, Warrant Statement, certificate representing shares of Common Stock, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not be bound by any notice or demand, or any waiver, modification, termination or revision of this Warrant Agreement or any of the terms hereof, unless evidenced by a writing between and signed by, the Company and the Warrant Agent. The Warrant Agent shall not be required to take instructions or directions except those given in accordance with this Warrant Agreement.

(h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, accountants, agents or other experts, and the Warrant Agent will not be answerable or accountable for any act, default, neglect or unintentional misconduct of any such attorneys or agents or for any loss to the Company or the holders of the Warrants resulting from any such act, default, neglect or unintentional misconduct, absent gross negligence, willful misconduct or bad faith (as each is determined by a final non-appealable order of a court of competent jurisdiction) in the selection and continued employment or engagement thereof.

(i) The Warrant Agent will not be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Global Warrant Certificates.

(j) The Warrant Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of the Warrant Agent (including, without limitation, any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication).

(k) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the preparation, delivery, administration and execution of this Warrant Agreement and the exercise and performance of its duties hereunder, to reimburse the Warrant Agent for all reasonable expenses (including reasonable counsel fees), taxes (including withholding taxes) and governmental charges and other charges of any kind and nature actually incurred by the Warrant Agent in the execution, delivery and performance of its responsibilities under this Warrant Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent, or any person acting on behalf of the Warrant Agent, in the execution, delivery and performance of its responsibilities under this Warrant Agreement except as a result of its gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order of a court of competent jurisdiction).

(l) The Warrant Agent, shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more holders of Global Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Warrant Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the holders of the Warrants, as their respective rights or interests may appear.

(m) Except as otherwise prohibited by applicable law, the Warrant Agent, and any member, stockholder, director, officer or employee of the Warrant Agent, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(n) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Warrant Agreement, except for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order of a court of competent jurisdiction); provided that in no event shall the Warrant Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including, without limitation, lost profits). Any liability of the Warrant Agent under this Agreement, except for liability arising out of, or in connection with, the gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order of a court of competent jurisdiction) of the Warrant Agent, will be limited to the amount of aggregate fees paid by the Company to the Warrant Agent.

(o) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant to make or cause to be made any adjustment of the Exercise Price or number of the shares of Common Stock or other securities or property deliverable as provided in this Warrant Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such shares of Common Stock or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto. The Warrant Agent shall not be accountable to confirm or verify the accuracy or necessity of any calculation.

(p) The Company agrees to perform, execute and acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

(q) The Warrant Agent shall have no responsibility or liability with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make or be liable for any adjustments required under any provision hereof, including but not limited to Section 12 hereof, or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will, when issued, be valid and fully paid and nonassessable.

(r) Notwithstanding anything to the contrary contained herein, the Warrant Agent shall also have no duty or obligation to investigate or confirm whether any determination of the Exercise Amount under Section 9 is correct or accurate.

(s) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights, except to the extent otherwise expressly set forth herein.

(t) Notwithstanding the foregoing, nothing in this Section 19 shall relieve the Warrant Agent from any liability arising from the Warrant Agent’s transfer of any Warrant without obtaining confirmation from the Company as described in Section 7 hereof.

(u) All rights and obligations contained in this Section 19 and Section 20 hereof shall survive the termination of this Warrant Agreement and the resignation, replacement or removal of the Warrant Agent.

Section 20 Expenses. All expenses incident to the Company’s performance of or compliance with this Warrant Agreement will be borne by the Company, including, without limitation: (i) all expenses of printing Global Warrant Certificates; (ii) messenger and delivery services and telephone calls; (iii) all fees and disbursements of counsel for the Company; and (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties).

Section 21 Change of Warrant Agent.

(a) If the Company terminates the Warrant Agent or the Warrant Agent shall become incapable of acting as Warrant Agent or shall resign as provided below, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has terminated the Warrant Agent or it has been notified in writing of a resignation or incapacity by the Warrant Agent, then any holder of a Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, incorporated under the laws of any state or of the United States of America. As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the holders of the Warrants at such holder’s address appearing on the Warrant Register. After appointment, the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed. The former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

(b) The Warrant Agent may resign at any time and be discharged from the obligations hereby created by so notifying the Company in writing at least thirty (30) days in advance of the proposed effective date of its resignation. If no successor Warrant Agent accepts the engagement hereunder by such time, the Company shall act as Warrant Agent.

Section 22 Notices to the Company and Warrant Agent. Any notice or demand authorized or permitted by this Warrant Agreement to be given or made by the Warrant Agent or by any holder of the Warrants to or on the Company to be effective shall be in writing (including by facsimile), and shall be deemed to have been duly given or made when delivered by hand, or two (2) business days after being delivered to a recognized courier (whose stated terms of delivery are two (2) business days or less to the destination of such notice), or five (5) days after being deposited in the mail, first class and postage prepaid or, in the case of facsimile notice, when received, addressed as follows (until another address or facsimile number is filed in writing by the Company with the Warrant Agent):

New Media Investment Group Inc.

c/o FIG LLC

1345 Avenue of the Americas

New York, New York 10105

Attention: Cameron MacDougall, Secretary

Fax: (212) 798-6075

with a copy (which shall not constitute notice) to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Attention: Duane McLaughlin, Esq.

Fax:        212-225-3999

Email:     dmclaughlin@cgsh.com

Any notice or demand pursuant to this Warrant Agreement to be given by the Company or by any holder(s) of the Warrants to the Warrant Agent shall be sufficiently given if sent in the same manner as notices or demands are to be given or made to or on the Company (as set forth above) to the Warrant Agent at the Warrant Agent Office as follows (until another address is filed in writing by the Warrant Agent with the Company):

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Facsimile: (718) 765-8719

Attention: Geraldine Zarbo

                  Marianela Patterson

Section 23 Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Warrant Agreement (a) without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that shall not adversely affect the rights or interests of the holders of Warrants or (b) with the prior written consent of holders of the Warrants exercisable for a majority of the shares of Common Stock then issuable upon exercise of the Warrants then outstanding; provided, however, that the consent of each holder of a Warrant affected shall be required for any amendment of this Warrant Agreement that would (i) increase the Exercise Price or decrease the number of shares of Common Stock purchasable upon exercise of the Warrants, except that such consent shall not be required for any adjustment to the Exercise Price or the number of shares of Common Stock purchasable if made pursuant to the provisions of Section 13 hereof, (ii) alter the Company’s obligation to issue Warrant Shares upon exercise of the underlying Warrant (other than pursuant to adjustments otherwise provided for in this Agreement, including the adjustments provided for in Section 13 hereof), (iii) change the Expiration Date of the Warrants to an earlier date, (iv) waive the application of the adjustment provisions contained in Section 13 in connection with any events to which such provisions apply or otherwise modify the adjustment provisions contained in Section 13 in a manner that would have an adverse economic impact on the holders of Warrants, or (v) treat such holder differently in an adverse way from any other holder of Warrants. The Warrant Agent may, but shall not be obligated to, execute any amendment or supplement which affects the rights or increases the duties or obligations of the Warrant Agent.

Section 24 Successors. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company, the holders of the Warrants or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 25 Termination. This Warrant Agreement shall terminate at 5:00 p.m., New York City time, on the Expiration Date (or, at 5:00 p.m., New York City time, on the Settlement Date with respect to any Warrant Exercise Notice delivered prior to 5:00 p.m., New York City time, on the Expiration Date). Notwithstanding the foregoing, this Warrant Agreement will terminate on such earlier date on which all outstanding Warrants have been exercised. Termination of this Warrant Agreement shall not relieve the Company or the Warrant Agent of any of their obligations arising prior to the date of such termination or in connection with the settlement of any Warrant exercised prior to 5:00 p.m., New York City time, on the Expiration Date.

Section 26 Governing Law. This Warrant Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of laws principles.

Section 27 Benefits of this Warrant Agreement. This Warrant Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the holders of the Warrants, and nothing in this Warrant Agreement shall be construed to give to any person other than the Company, the Warrant Agent and the holders of the Warrants any legal or equitable right, remedy or claim under this Warrant Agreement. Each holder, by acceptance of a Warrant, agrees to all of the terms and provisions of this Warrant Agreement applicable thereto.

Section 28 Counterparts. This Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 29 Entire Agreement; Exclusive Rights. This Warrant Agreement and the Global Warrant Certificates constitute the entire agreement of the Company, the Warrant Agent and the holders of the Warrants with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Company, the Warrant Agent and the holders of the Warrants with respect to the subject matter hereof. Except as expressly made herein, the Company makes no representation, warranty, covenant or agreement with respect to the Warrants. No holder of any Warrant (solely in its capacity as a holder of a Warrant) shall (x) be a beneficiary under the Plan or any other contract, agreement or arrangement in connection with the Plan or the Restructuring and (y) have any other rights, remedies or claims except as expressly set forth herein.

Section 30 Severability. Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant Agreement; provided, however, that if such excluded or added provision shall materially affect the rights, immunities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon notification in writing to the Company.

Section 31 Force Majeure. In no event shall the Warrant Agent or the Company be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.

NEW MEDIA INVESTMENT GROUP INC.

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:	/s/ Isaac Freilich
Name: Isaac Freilich
Title: S.V.P.

[Signature Page to Warrant Agreement]

EXHIBIT A

FORM OF GLOBAL WARRANT CERTIFICATE

FORM OF FACE OF GLOBAL WARRANT CERTIFICATE

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 26, 2023

THE SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, EXCHANGE OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS OF THE WARRANT AGREEMENT, DATED AS OF NOVEMBER 26, 2013 (THE “WARRANT AGREEMENT”), BETWEEN THE ISSUER OF THIS CERTIFICATE AND THE WARRANT AGENT NAMED THEREIN. BY ACCEPTING ANY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE, THE RECIPIENT OF SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF THE WARRANT AGREEMENT. A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY OF THE ISSUER OF THIS CERTIFICATE.

NO. W-1	WARRANT TO PURCHASE 1,362,479 SHARES OF COMMON STOCK

NEW MEDIA INVESTMENT GROUP INC.

WARRANT TO PURCHASE COMMON STOCK, PAR VALUE $0.01 PER SHARE

CUSIP # 64704V 114

DISTRIBUTION DATE: November 26, 2013

This Global Warrant Certificate certifies that Cede & Co., or its registered assigns, is the registered holder of a Warrant (this “Warrant”) of NEW MEDIA INVESTMENT GROUP INC., a Delaware corporation (the “Company”), to purchase the number of shares of common stock, par value $0.01 per share (“Common Stock”), of the Company set forth above (as adjusted from time to time in accordance with the terms of the Warrant Agreement). This Warrant expires at 5:00 p.m., New York City time on November 26, 2023 (the “Expiration Date”) and entitles the holder upon exercise at any time, and from time to time, in whole or in part, on or after the date of this Warrant Certificate and prior to 5:00 p.m., New York City time, on the Expiration Date to purchase from the Company up to the number of fully paid and nonassessable shares of Common Stock set forth above at an exercise price of $46.35 per share of Common Stock (as adjusted from time to time in accordance with the terms of the Warrant Agreement, the “Exercise Price”). The Exercise Price and the number of shares of Common Stock purchasable upon exercise of this Warrant are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Global Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Warrant Agreement.

IN WITNESS WHEREOF, the Company has caused this Global Warrant Certificate to be executed by its duly authorized officers as of the date below set forth.

Dated: November 26, 2013

NEW MEDIA INVESTMENT GROUP INC.

By:
Name:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Warrant Agent

By:
Name:
Title:

Address of Registered Holder for Notices (until changed in accordance with the Warrant Agreement):

FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE

The Warrant evidenced by this Global Warrant Certificate is a part of a duly authorized issue of Warrants to purchase up to 1,362,479 shares of Common Stock issued pursuant to the Warrant Agreement. The Warrant Agreement is hereby incorporated by reference herein and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the registered holders of the Warrants. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Warrant Agreement.

Upon due presentment for registration of transfer of the Warrant and surrender of this Global Warrant Certificate at the office of the Warrant Agent designated for such purpose, a new Global Warrant Certificate or Global Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Global Warrant Certificate, subject to the limitations set forth in the Warrant Agreement, without charge except for any applicable tax or other charge.

Subject to Section 15 of the Warrant Agreement, the Company shall not be required to issue fractional shares of Common Stock.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act state securities laws or other applicable law. The Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Global Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Global Warrant Certificate is held by The Depository Trust Company (the “Depository”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be transferred in whole pursuant to Section 7(e) of the Warrant Agreement (as hereinafter defined) and (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 7(g) and Section 9(j) of the Warrant Agreement.

Unless this Global Warrant Certificate is presented by an authorized representative of the Depository to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co., or such other entity as is requested by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful because the registered owner hereof, Cede & Co., has an interest herein.

No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books and records of the Company or the Warrant Agent until the provisions set forth in the Warrant Agreement have been complied with.

In the event of any conflict or inconsistency between this Global Warrant Certificate and the Warrant Agreement, the Warrant Agreement shall control.

EXHIBIT B-1

EXERCISE FORM FOR HOLDERS

HOLDING BOOK-ENTRY WARRANTS

(To be executed upon exercise of the Warrant(s))

The undersigned hereby irrevocably elects to exercise the right, represented by the Book-Entry Warrant(s), to purchase shares of Common Stock of NEW MEDIA INVESTMENT GROUP INC. and:

☐	herewith tenders in payment for shares of Common Stock an amount of $ by certified or official bank check made payable to the order of NEW MEDIA INVESTMENT GROUP INC. or by wire transfer in immediately available funds to an account arranged with NEW MEDIA INVESTMENT GROUP INC.; and/or

Please check below if this exercise is contingent upon the consummation of a Reorganization Event as provided in Section 9(e) and Section 13(c) of the Warrant Agreement:

☐	This exercise is being made in connection with a Reorganization Event; provided, that in the event the Reorganization Event shall not be consummated, then this exercise shall be deemed to be revoked.

The undersigned requests that a statement representing the shares of Common Stock issued upon exercise of the Warrant(s) be delivered in accordance with the instructions set forth below.

Dated:                 , 20

THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT AND NEW MEDIA INVESTMENT GROUP INC., PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

ALL CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE WARRANT AGREEMENT.

THE UNDERSIGNED REQUESTS THAT A STATEMENT REPRESENTING THE SHARES OF COMMON STOCK BE DELIVERED AS FOLLOWS:

Name:
(Please Print)

Address:

Telephone:

Fax:

Social Security Number or Other Taxpayer Identification Number (if applicable):

IF SAID NUMBER OF SHARES SHALL NOT BE ALL THE SHARES PURCHASABLE UNDER THE WARRANT(S), THE UNDERSIGNED REQUESTS THAT NEW BOOK-ENTRY WARRANT(S) REPRESENTING THE BALANCE OF SUCH WARRANT(S) SHALL BE REGISTERED AS FOLLOWS:

Name:
(Please Print)

Address:

Telephone:

Fax:

Social Security Number or Other Taxpayer Identification Number (if applicable):

Signature:

        Name:

Capacity in which Signing:

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

THIS EXERCISE FORM SHOULD BE TRANSMITTED AS FOLLOWS:

AMERICAN STOCK TRANSFER & TRUST COMPANY

ATTN: MARIANELA PATTERSON

VIA FAX: (718) 765-8719

AND:

NEW MEDIA INVESTMENT GROUP INC.

ATTN: CAMERON MACDOUGALL

VIA FAX: (212) 798-6075

IMPORTANT: THIS FORM MUST BE FAXED TO BOTH AMERICAN STOCK TRANSFER &

TRUST COMPANY AND TO NEW MEDIA INVESTMENT GROUP INC. AS INDICATED ABOVE

IF YOU HAVE ANY QUESTIONS ON THIS MATTER, PLEASE CONTACT CAMERON

MACDOUGALL AT NEW MEDIA INVESTMENT GROUP INC. AT (212) 798-6100

B-1-2

EXHIBIT B-2

EXERCISE FORM FOR HOLDERS

HOLDING WARRANTS THROUGH THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT

IN THE DEPOSITORY TRUST COMPANY

(To be executed upon exercise of the Warrant(s))

The undersigned hereby irrevocably elects to exercise the right, represented by Global Warrant Certificate No.     held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to purchase             shares of Common Stock of NEW MEDIA INVESTMENT GROUP INC. and:

☐	herewith tenders in payment for such shares an amount of $ by certified or official bank check made payable to the order of NEW MEDIA INVESTMENT GROUP INC. or by wire transfer in immediately available funds to an account arranged with NEW MEDIA INVESTMENT GROUP INC.; and/or

Please check below if this exercise is contingent upon the consummation of a Reorganization Event as provided in Section 9(e) and Section 13(c) of the Warrant Agreement:

☐	This exercise is being made in connection with a Reorganization Event; provided, that in the event the Reorganization Event shall not be consummated, then this exercise shall be deemed to be revoked.

The undersigned requests that the shares of Common Stock issuable upon exercise of the Warrant(s) be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below; provided, that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:                     , 20

THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT AND NEW MEDIA INVESTMENT GROUP INC., PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANT(S) ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND NEW MEDIA INVESTMENT GROUP INC.AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

ALL CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE WARRANT AGREEMENT.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:

Account Name
(Please Print)

Address:

Contact Name:

Telephone:

Fax:

Social Security Number or Other Taxpayer Identification Number (if applicable):

Account from which Warrant(s) are Being Delivered:

Depository Account Number:

WARRANT HOLDER DELIVERING WARRANT(S), IF OTHER THAN THE DIRECT PARTICIPANT: Name:

Name

Contact Name:

Address:

Telephone:

Fax:

Account from which the Shares of Common Stock are to be Credited:

Depository Account Number:

B-2-2

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

Name:
(Please Print)

Address:

Contact Name:

Telephone:

Fax:

Social Security Number or Other Taxpayer Identification Number (if applicable):

Signature:

        Name:

Capacity in which Signing:

Signature Guaranteed By:

THIS EXERCISE FORM SHOULD BE TRANSMITTED AS FOLLOWS:

AMERICAN STOCK TRANSFER & TRUST COMPANY

ATTN: MARIANELA PATTERSON

VIA FAX: (718) 765-8719

AND:

NEW MEDIA INVESTMENT GROUP INC.

ATTN: CAMERON MACDOUGALL

VIA FAX: (212) 798-6075

IMPORTANT: THIS FORM MUST BE FAXED TO BOTH AMERICAN STOCK

TRANSFER & TRUST COMPANY AND TO NEW MEDIA INVESTMENT GROUP

INC. AS INDICATED ABOVE

IF YOU HAVE ANY QUESTIONS ON THIS MATTER, PLEASE CONTACT CAMERON

MACDOUGALL AT NEW MEDIA INVESTMENT GROUP INC. AT (212) 798-6100

B-2-3